SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) October 22, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                         0-16014                    23-2417713
(State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5. Other Events and Regulation FD Disclosure

(a) On October 22, 2001, Adelphia Communications Corporation closed on two previously announced agreements with the family of John Rigas for the purchase of common stock and 6% convertible subordinated notes. These closings were announced in a press release dated October 23, 2001, a copy of which is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01


Item 7.  Financial Statements and Exhibits

Exhibit No.                          Description


99.01             Press Release dated October 23, 2001 (Filed Herewith).









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23,  2001               ADELPHIA COMMUNICATIONS CORPORATION
                                                 (Registrant)

                                      By:   /s/ Timothy J. Rigas
                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description


99.01             Press Release dated October 23, 2001 (Filed Herewith).